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                                                               EXHIBIT 23.3

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4/A of Infoseek Corporation of our report dated November 18, 1998 relating to the financial statements of ESPN/Starwave Partners, which appears in such Proxy Statement/ Prospectus.

                                          /s/ PricewaterhouseCoopers LLP
                                          -------------------------------------

                                          PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Seattle, Washington

December 24, 1998